                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]  Preliminary Information Statement       [ ]  Confidential for Use of the
                                                  Commission Only (as permitted
[X]  Definitive Information Statement             by Rule 14c-5(d)(2)

                                HEALTHSPORT, INC.
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)       Title of each class of securities to which transaction applies:
2)       Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)       Proposed maximum aggregate value of transaction:
5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form of Schedule and the date of its filing.

1)       Amount Previously Paid:
2)       Form, Schedule or Registration No.:
3)       Filing Party:
4)       Date Filed:

                 THIS INFORMATION STATEMENT IS BEING PROVIDED TO
                  YOU BY THE BOARD OF DIRECTORS OF THE COMPANY
                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY

                                HEALTHSPORT, INC.
                                 3930 GLADE ROAD
                                  SUITE 108-200
                              COLLEYVILLE, TX 75205

                              INFORMATION STATEMENT
                            _________________________


         This Information Statement is furnished by the Board of Directors of Healthsport, Inc., a Delaware corporation (the "Company"), to the holders of record at the close of business on September 11, 2006 ("Record Date") that were not solicited by the Company, of the Company's outstanding common voting stock, par value $0.001 per share ("Common Stock") pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

         This information statement is furnished in connection with the taking of corporate action without a meeting by less than unanimous written consent of stockholders. David Roberts, Trustee, Charles W. Clark, William C. Morris, Clay Cooley and Ronald Williams, as record holders, of 623,126 shares of common stock, par value $.001 per share (the "Common Stock"), of Healthsport, Inc. ("HSI"), a Delaware Corporation is entitled to vote such shares or approximately 50.16% of the outstanding capital stock of HSI. On September 11, 2006, Messrs. David Roberts, Trustee, Charles W. Clark, William C. Morris, Clay Cooley and Ronald Williams (the "Voting Shareholders") approved the following:

         (1) To elect three (3) members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders in 2007 or until their successors are duly elected and qualified;

         (2) To ratify the appointment of Creason & Associates, P.L.L.C. as the Company's independent certified public account for the fiscal year ending December 31, 2006.

                             CONSENTING SHAREHOLDERS

As of September 11, 2006, the Company had 1,242,288 issued and outstanding shares of Common Stock of which is entitled to one vote on any matter brought to a vote of the Company's stockholders. By written consent in lieu of a meeting, dated September 11, 2006, by the majority of stockholders:

         On September 11, 2006, the following Consenting Shareholders, who collectively own 623,126 shares, or 50.16% of our common stock, consented in writing to the actions listed above:


         NAME OF CONSENTING SHAREHOLDER             SHARES ELIGIBLE           PERCENT
         ------------------------------             ---------------           -------

         David Roberts                              500,000                   40.25%

         Charles W. Clark                           15,000                     1.21%

         William C. Morris                          65,000                     5.23%

         Ronald Williams                            23,126                     1.86%

         Clay Cooley                                20,000                     1.61%
                                                    ------                    ------
                                    Total           623,126                   50.16%

We are not seeking written consent from any of our other shareholders, and they will not be given an opportunity to vote with respect to these actions, since all necessary corporate approval has been obtained.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates all persons who, as of September 11, 2006, the most recent practicable date, are known by the Company to own beneficially more than 5% of any class of the Company's voting securities and all directors of the Company and all officers not directors of the Company as a group.

                                                           AMOUNT AND
                        NAME & ADDRESS OF                  NATURE OF             % OF
TITLE OF CLASS          BENEFICIAL OWNER                   BENEFICIAL OWNER      CLASS
--------------          ----------------                   ----------------      -----

Common Stock            David Roberts, Trustee             500,000              40.25 %
Par value $.001         124 Duck Pond Road
                        Columbia, SC   29223

Common Stock            Ross Silvey                            -0-              < 1%
Par value $.001         11005 Anderson Mill Road
                        Austin, TX   78750

Common Stock            Jason Freeman                          -0-              < 1%
Par value $.001         5700 West Plano, #1000
                        Plano, TX   75093

Common Stock            Hank Durschlag                       8,870              < 1 %
Par value $.001         5403 McChesney Dr.
                        Charlotte, NC   28269

Common Stock            All Officers and Directors           8,870              < 1 %
                        as a group

                              ELECTION OF DIRECTORS

The following table sets forth certain information with respect to persons elected to the Board of Directors of the Company:

NAME                          AGE                    POSITION
----                          ---                    --------

Ross Silvey                   75                     Director, Acting President

Jason Freeman                 31                     Director

Hank Durschlag                43                     Director


              BUSINESS EXPERIENCE OF CURRENT DIRECTORS AND OFFICERS
                                AT SEPTEMBER 2006

ROSS SILVEY has owned and operated franchised automobile businesses, finance companies and insurance for over 30 years. He has taught as an adjunct or full-time professor most of the courses in the upper division and MBA programs at Tulsa University, Oral Roberts University, Langston University, and Southern Nazarene University. He received a Master's of Business Administration Degree from Harvard Business School. He has also received a Ph.D. Degree from the Walden Institute of Advanced Studies. Mr. Silvey also serves on the Board of Directors of Global Beverage Solutions, Inc. and Chanticleer Holdings, Inc.

JASON FREEMAN is the owner and President of Routh Stock Transfer, Inc.. He has been instrumental in assisting with investor relations development, business/marketing plan development and strategic business planning for private and public companies. He also has 7 years experience with marketing and management in the retail industry. Mr Freeman has also consulted with various companies, both public and private, on ways to be more efficient in their use of capital and manpower, assisting management and sales staff in mapping out plans and strategies for companies to reach specific goals and thresholds. Mr. Freeman graduated from Texas A&M at Commerce in 1998. Mr. Freeman also serves as President and a member of the Board of Directors of Saguaro Holdings, Inc.

HANK DURSCHLAG has extensive experience in the fields of healthcare and sports medicine, with specific emphasis on novel drug delivery systems. He initiated the development of the company's electrolyte strip, through his relationship with Duke University Sports Medicine and the The Mike Krzyzewski Human Performance Laboratory. He is a principle partner in GlucoTec, Inc., a Greenville, SC-based developer and manufacturer of software related to intravenous dosing of medication and other fluids used to manage hypoglycemia and hyperglycemia in acute care settings. Mr. Durschlag received a Bachelor's Degree from California University of Pennsylvania and a Master's Degree in Business Administration from Clemson University.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company directors and executive officers, and persons who own more ten percent (10%) of the Company's outstanding common stock, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the Commission to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representation, all of the Section 16 (a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have not been satisfied.

                          II. RATIFICATION OF AUDITORS

The Board of Directors has appointed Creason & Associates, P.L.L.C. as the Company's independent public accountants for the fiscal year ending December 31, 2006. Creason & Associates, P.L.L.C. was the independent public auditor of the Company for the fiscal year ended 2005 and 2004.


                       MATERIAL INCORPORATED BY REFERENCE

The Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, and the Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended March 31, 2006 and June 30, 2006, are incorporated by reference.


                                    SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Company has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

                                             By Order of the Board of Directors

                                             /s/ Ross Silvey
                                             ---------------
                                             Ross Silvey
                                             Acting President
September 12, 2006